UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2007

Federal Agricultural Mortgage Corporation
(Exact name of registrant as specified in its charter)

                                       Federally chartered
                                            instrumentality of
                            the United States                                                                                                  0-17440                                                                                            52-1578738
                     (State or other jurisdiction of                                                                              (Commission                                                                                    (I.R.S. Employer
                      incorporation or organization)                                                                            File Number)                                                                                    Identification No.)

 1133 Twenty-First Street, N.W., Suite 600, Washington, D.C.                                                20036
             (Address of principal executive offices)                                                                                                                                                                                                 (Zip Code)

Registrant’s telephone number, including area code: (202) 872-7700

                No change
(Former name or former address, if changed since last report)

Item 7.01.  Regulation FD Disclosure.

On February 15, 2007, the Registrant issued a press release to announce the closing of a $365 million transaction with the National Rural Utilities Cooperative Finance Corporation. A copy of the press release is attached to this report as Exhibit 99 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

99	Press release dated February 15, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    FEDERAL AGRICULTURAL MORTGAGE CORPORATION

                    By: /s/ Jerome G. Oslick
                        Name: Jerome G. Oslick
                        Title: Vice President - General Counsel

Dated: February 15, 2007